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                                                                  Exhibit 10.11



                         WORLDGATE COMMUNICATIONS, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN



         1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. DEFINITIONS.

            a. "BOARD" shall mean the Board of Directors of the Company.

            b. "BUSINESS DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

            c. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

            d. "COMMON STOCK" shall mean the common stock of the Company.

            e. "COMPANY" shall mean WorldGate Communications, Inc. and any Designated Subsidiary of the Company.

            f. "COMPENSATION" shall mean all base straight time gross earnings and commissions, payments for overtime, shift premium and cash bonuses.

            g. "DESIGNATED SUBSIDIARY" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            h. "EMPLOYEE" shall mean any individual who is an Employee of the Company and for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the individual shall cease to be an Employee for purposes of this Plan until such time as the individual again meets the forgoing criteria.

            i. "ENROLLMENT DATE" shall mean the first day of each Offering
Period.

            j. "EXERCISE DATE" shall mean the last day of each Offering Period.

            k. "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:


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                i. If the Common Stock is listed on any established stock
      exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last Business Day prior to the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

                ii. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable; or

                iii. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

            l. "OFFERING PERIOD" shall mean, except as described below with respect to the first year that the Plan is in effect, a period of approximately three (3) months during which an Option granted pursuant to the Plan may be exercised, commencing on: (i) the first Business Day on or after January 1 and terminating on the last Business Day on or prior to the following March 31; (ii) the first Business Day on or after April 1 and terminating on the last Business Day on or prior to the following June 30; (iii) the first Business Day on or after July 1 and terminating on the last Business Day on or prior to the following September 30; and (iv) the first Business Day on or after October 1 and terminating on the last Business Day on or prior to the following December
31. Notwithstanding the foregoing, however, the first Offering Period under the Plan shall commence on March 6, 2001 and terminate on June 29, 2001. The duration of Offering Periods may be changed pursuant to SECTION 4 of this Plan.

            m. "OPTION" shall mean a right granted to a Participant to acquire shares of Common Stock of the Company pursuant to the terms and conditions of the Plan.

            n. "PARTICIPANT" shall mean an eligible Employee who elects, in accordance with the terms and conditions specified herein, to participate in the Plan.

            o. "PLAN" shall mean this 2001 Employee Stock Purchase Plan.

            p. "PURCHASE PRICE" shall mean an amount equal to the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower, minus fifteen percent of such Fair Market Value.

            q. "RATE CHANGE DAY" shall mean February 1, March 15, May 1, June 15, August 1, September 15, November 1 and December 15, unless otherwise determined by the Board.

            r. "RESERVES" shall mean the number of shares of Common Stock covered by each Option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under Option.

            s. "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.



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         3. ELIGIBILITY.

            a. Any employee who shall have completed six months of continuous employment with the Company on a given Enrollment Day shall be eligible to participate in the Plan. In the event that the Company acquires a company that becomes a Designated Subsidiary as a result of such acquisition, the employees of such Designated Subsidiary shall be regarded as having an employment start date as of the date when they began continuous employment with the Designated Subsidiary.

            b. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that such Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

         4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods until terminated in accordance with SECTION 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least two (2) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5. PARTICIPATION.

            a. An eligible Employee may become a Participant in the Plan by completing an Enrollment / Change Form authorizing payroll deductions in the form of EXHIBIT A to this Plan and filing it with the Company's Human Resources Department no later than the fifteenth day of the month immediately proceeding the applicable Enrollment Date.

            b. Payroll deductions for a Participant shall commence on the first pay day following the first Enrollment Date after the Company's receipt of an Enrollment / Change Form pursuant to SECTION 5(A) and shall continue until terminated pursuant to SECTION 10 or modified pursuant to SECTION 6(C).

         6. PAYROLL DEDUCTIONS.

            a. At the time a Participant files such Participant's an Enrollment / Change Form, such Participant shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which such Participant receives on each pay day during the Offering Period.

            b. All payroll deductions made for a Participant shall be credited to such Participant's account under the Plan and shall be withheld in whole percentages only. A Participant may not make any additional payments into such account.

            c. A Participant may discontinue participation in the Plan as provided in SECTION 10 hereof, or may increase or decrease such Participant's payroll deduction rate during the Offering Period



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by completing and filing with the Company a new Enrollment / Change Form authorizing a change in payroll deduction rate. The change in such Participant's payroll deduction rate shall be effective on the first pay day which is at least three (3) business days after a Rate Change Day. Notwithstanding the foregoing sentence, however, if the proposed change in payroll deduction rate is a reduction of such Participant's payroll deduction rate to zero percent (0%), then the change in payroll deduction rate shall be effective on the first pay day which is at least three (3) business days after receipt by the Company of such Participant's new Enrollment / Change Form. A Participant's Enrollment / Change Form shall remain in effect for successive Offering Periods unless terminated as provided in SECTION 10 hereof.

            d. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and SECTION 3(B) hereof, a the Company may decrease such Participant's payroll deduction at any time during a Offering Period. Payroll deductions shall recommence at the rate provided in such Participant's Enrollment / Change Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in SECTION 10 hereof. e. At any time, the Company may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable federal, state or other tax withholding obligations. Upon request of the Company, a Participant shall promptly remit to the Company the full amount required to satisfy any applicable tax withholding obligations to which the Company is subject

         7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an Option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Employee's Compensation deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than five thousand (5,000) shares of Common Stock (subject to any adjustment pursuant to SECTION 19 hereof), and provided further that such purchase shall be subject to the limitations set forth in SECTIONS 3(B) AND 11 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the Option shall occur as provided in SECTION 8 hereof, unless the Participant has withdrawn pursuant to SECTION 10 hereof. The Option shall expire on the last day of the Offering Period.

         8. EXERCISE OF OPTION. Unless a Participant withdraws from the Plan as provided in SECTION 10 hereof, such Participant's Option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in such Participant's account, subject to the limitations set forth in SECTIONS 3(B) AND
7. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in SECTION 10 hereof. Any other monies left over in a Participant's account after the Exercise Date shall be returned to the Participant. During a Participant's lifetime, a Participant's Option to purchase shares hereunder is exercisable only by such Participant.



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         9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange for the Company's transfer agent to credit to the account of the Plan Administrator (designated in Section 16(d) hereof), the shares purchased upon exercise of the Participants' Options, for the benefit of the individual Participants.

         10. WITHDRAWAL.

            a. A Participant may withdraw all but not less than all the payroll deductions credited to such Participant's account and not yet used to exercise such Participant's Option under the Plan at any time by giving written notice to the Company in the form of EXHIBIT B to this Plan. All of the Participant's payroll deductions credited to such Participant's account shall be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless such Participant delivers to the Company a new Enrollment / Change Form.

            b. A Participant's withdrawal from an Offering Period shall not have any effect upon such Participant's eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

         11. TERMINATION OF EMPLOYMENT.

            a. Upon a Participant's ceasing to be an Employee, for any reason, such Participant shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant or, in the case of a Participant's death, to the person or persons entitled thereto under SECTION 15 hereof, and such Participant's Option shall be automatically terminated.

            b. The Plan does not, directly or indirectly, create in any Employee or class of Employees any right with respect to continuation of employment by the Company or any Subsidiary and it shall not be deemed to interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, an Employee's employment at any time.

         12. INTEREST. No interest shall accrue on the payroll deductions of a Participant in the Plan.

         13. STOCK.

            a. Subject to adjustment upon changes in capitalization of the Company as provided in SECTION 19 hereof, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be seven hundred and fifty thousand (750,000) shares plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2002 equal to the lesser of (i) three hundred and seventy-five thousand (375,000) shares of Common Stock or (ii) a lesser amount determined by the Board. If, on a given Exercise Date, the number of shares with respect to which Options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.



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            b. The Participant shall have no interest or voting right in shares covered by such Participant's Option until such Option has been exercised.

            c. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and such Participant's spouse.

         14. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         15. DESIGNATION OF BENEFICIARY.

            a. A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the Option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

            b. Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor, personal representative or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16. TRANSFERABILITY.

            a. PROHIBITION ON TRANSFERABILITY OF PLAN INTERESTS. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in SECTION 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with
SECTION 10 hereof.

            b. HOLDING PERIOD FOR SHARES. After a Participant acquires shares pursuant to the Plan, the Participant shall not assign, transfer, pledge or otherwise dispose of such shares for a period of one year from the Enrollment Date. Shares purchased by a Participant under the Plan shall be fully vested and, subject to the foregoing restriction on transfer, the Participant shall have all incidents of ownership with respect to such shares, including the right to vote and the right to receive distributions and dividends.





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            c. TAX TREATMENT. The Plan is intended to satisfy the requirements of Section 423 of the Code. A Participant will not obtain the benefits of this provision if such Participant disposes of shares of Common Stock acquired pursuant to the Plan within two (2) years from the Enrollment Date of the Offering Period during which the Participant purchased such shares.

            d. BROKER. Each Participant must use the securities broker designated by the Board, or the committee of members of the Board appointed by the Board as the Plan Administrator, for all transactions involving securities acquired by such Participant under the Plan. The initial Plan Administrator shall be Deutsche Banc Alex.Brown.

         17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         18. REPORTS. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

            a. CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each Participant may purchase each Offering Period (pursuant to SECTION 7), as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            b. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "Liquidation Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The Liquidation Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each Participant in writing, at least ten (10) business days prior to the Liquidation Exercise Date, that the Exercise Date for the Participant's Option has been changed to the Liquidation Exercise Date and that the Participant's Option shall be exercised automatically on the Liquidation Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in SECTION 10 hereof.



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            c. MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed, or an equivalent Option substituted, by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "Merger Exercise Date"). The Merger Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the Merger Exercise Date, that the Exercise Date for the Participant's Option has been changed to the Merger Exercise Date and that the Participant's Option shall be exercised automatically on the Merger Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in SECTION 10 hereof.

         20. AMENDMENT OR TERMINATION.

            a. The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in SECTION 19 hereof, no such termination can affect Options previously granted. Except as provided in
SECTION 19 and this SECTION 20 hereof, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

            b. Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

            c. The Board may, in its discretion, modify or amend the Plan to adjust the percentage discount referenced in SECTION 1(P). Notwithstanding the foregoing, however, such any such adjustment shall only be applied on a prospective basis for Offering Periods beginning at least two (2) days after the Board has announced such adjustment to the percentage discount. Such modifications or amendments shall not require stockholder approval or the consent of any Plan Participants.

         21. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. CONDITIONS UPON ISSUANCE OF SHARES.

            a. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as



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amended, the Securities Exchange Act of 1934, as amended, state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            b. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. TERM OF PLAN. The Plan shall become effective upon the adoption of the Plan by the Board, subject to approval by the holders of a majority of the shares of Common Stock present and represented at any special or annual meeting of the stockholders of the Company duly held within twelve (12) months after such adoption of the Plan. The Plan shall continue in effect for a term of ten
(10) years from the date of adoption by the Board unless sooner terminated under
SECTION 20 hereof.






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                                    EXHIBIT A

                         WORLDGATE COMMUNICATIONS, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                      ENROLLMENT / CHANGE FORM

     x
     o
     B   |_| Original Application Enrollment Date: _____/_____/_____

     e   |_| Change in Payroll Deduction Rate
     n
     O   |_| Hold Contributions - Stop Deductions and Hold Cash Balances

     k   |_| Cancel Enrollment - Stop Deductions and Refund Cash Balances
     c
     e   |_| Change of Beneficiary(ies)
     h
     C

         1. I hereby elect to participate in the WorldGate Communications, Inc. 2001 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribe to purchase shares of Common Stock in accordance with this Enrollment / Change Form and the Employee Stock Purchase Plan.

         2. I hereby authorize payroll deductions from each paycheck in the amount of ____% OF MY SALARY on each payday (from 0 to 15%), and ___% OF MY CASH BONUS (from 0 to 15%), if I receive a bonus, during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

         3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my Option.

         4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

         5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (circle one--Employee or Employee and Spouse only).

         6. I understand that I cannot assign, transfer, sell or otherwise dispose of shares of Common Stock purchased under the Plan until one year from the beginning date of the period in which I acquired such shares. I also understand that I must use Deutsche Banc Alex.Brown, the Plan Administrator, as the broker for all transactions regarding shares acquired pursuant to the Plan. I authorize Deutsche Banc Alex.Brown to disclose my name, address and securities positions to corporations and other issuers in which I own securities, under a U.S. Securities and Exchange



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Commission Rule designed to permit companies to communicate directly with the non-objecting beneficial owners.

      7. I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the lesser of (i) the gain realized from such sale or (ii) the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable tax withholding obligation resulting from the sale or early disposition of Common Stock by me. If the compensation remaining payable to me is insufficient to satisfy the tax withholding obligations imposed upon the Company I will, upon request of the Company, promptly pay any additional funds required by the Company to satisfy its tax withholding obligations resulting from my disposition of Common Stock. I understand that if I dispose of my shares of Common Stock more than two years after the Enrollment Date I will be treated for federal income tax purposes as recognizing ordinary income equal to the lesser of (i) the gain realized from such sale or (ii) 15% of the fair market value of the shares on the Enrollment Date. Any gain in excess of this amount will be treated as capital gain. I UNDERSTAND THAT THE ABOVE FAVORABLE TAX PROVISIONS WILL NOT APPLY UNLESS THE COMPANY'S STOCKHOLDERS APPROVE THE PLAN AT THE 2001 ANNUAL STOCKHOLDERS MEETING. IF THE STOCKHOLDERS DO NOT APPROVE THE PLAN, I WILL BE TREATED FOR FEDERAL TAX PURPOSES AS RECOGNIZING ORDINARY INCOME FOR THE 2001 TAX YEAR ON THE DIFFERENCE BETWEEN THE FAIR MARKET VALUE ON THE EXERCISE DATE AND THE PURCHASE PRICE, EVEN THOUGH I DO NOT SELL THE SHARES DURING THIS PERIOD.

      8. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Enrollment / Change Form is dependent upon my eligibility to participate in the Employee Stock Purchase Plan. I understand that all capitalized terms contained in this Enrollment / Change Form, but not defined herein have the meanings set forth in the Employee Stock Purchase Plan.

      9. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

                        Name:
                                      ---------------------------------------

                                     (First)         (Middle)          (Last)

                        Relationship:
                                      ---------------------------------------

                        Address:
                                      ---------------------------------------



      I UNDERSTAND THAT THIS ENROLLMENT / CHANGE FORM SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



                  Name of Employee:
                                                     ------------------------
                                                          (Please Print)

                  Signature of Employee:
                                                     ------------------------

                  Date:
                                                     ------------------------

                  Employee's Social Security Number:
                                                     ------------------------

                  Employee's Address:
                                                     ------------------------

                                                     ------------------------

                                                     ------------------------
                  Spouse's Signature:
                                                     ------------------------
                                                     (Only required if
                                                     beneficiary other than
                                                     spouse)

                                    EXHIBIT B



                         WORLDGATE COMMUNICATIONS, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



      The undersigned Participant in the Offering Period of the WorldGate Communications, Inc. 2001 Employee Stock Purchase Plan which began on ____________, 2001 (the "Enrollment Date") hereby notifies the Company that such Participant hereby withdraws from the Offering Period. The undersigned Participant hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to such Participant's account with respect to such Offering Period. The undersigned Participant understands and agrees that such Participant's Option for such Offering Period will be automatically terminated. The undersigned Participant understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Enrollment / Change Form.



                  Name of Employee:
                                                     ------------------------
                                                          (Please Print)

                  Signature of Employee:
                                                     ------------------------

                  Date:
                                                     ------------------------

                  Employee's Social Security Number:
                                                     ------------------------

                  Employee's Address:
                                                     ------------------------

                                                     ------------------------

                                                     ------------------------